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                                                                    EXHIBIT 99.2

            [LETTERHEAD OF CREDIT SUISSE FIRST BOSTON INTERNATIONAL]

                                                                20 December 2001

Capital One Auto Finance Trust 2001-B
C/o Wilmington Trust Company
acting not in its individual capacity, but solely as trustee (the "Trustee")
                                                                   -------
for the Capital One Auto Finance Trust 2001-B (the "Trust")

1100 North Market Street
Wilmington, DE 19890

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Ladies and Gentlemen:

The purpose of this letter agreement (this "Confirmation") is to confirm the
                                            ------------
terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a
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"Confirmation" as referred to in the Agreement specified below.

1.   This Confirmation incorporates the definitions and provisions contained in
     (i) the 2000 ISDA Definitions, (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") and (ii) the Indenture
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     dated as of 20 December 2001 between the Trustee and JP Morgan Chase Bank as Indenture Trustee relating to the issuance by the Trust of certain debt obligations (the "Notes"). In the event of any inconsistency between the
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     definitions in the Indenture, the Definitions, and this Confirmation, the definitions in the Indenture will govern; in the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be
                                     -----------
     references to a "Swap Transaction" for the purposes of the 2000 ISDA
                      ----------------
     Definitions.

     This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 20 December 2001 as amended and supplemented from time to time (the "Agreement"), between you and us. All
                                          ---------
     provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     In this Confirmation "Party A" means Credit Suisse First Boston International and "Party B" means the Trustee on behalf of the Trust.

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CREDIT | FIRST
SUISSE | BOSTON

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

                 Notional Amount:       For the purpose of the first Calculation
                                        Period (20 December 2001 to 15 February
                                        2002), the Notional Amount will be equal to the Original Principal Balance of the Class A-3 Notes of the Trust as of the Closing Date. For the purpose of each other Calculation Period, the Notional
                                        Amount shall be equal to the Outstanding
                                        Principal Balance of the Class A-3 Notes of the Trust on the first day of such Calculation Period. With respect to any Payment Date, the Outstanding Principal
                                        Balance of the Notes will be determined
                                        using the Monthly Securityholders'
                                        Report issued on the first day of such
                                        Calculation Period (giving effect to any reductions of the Outstanding Principal
                                        Balance of the Class A-3 Notes reflected in such Securityholders' Report).

                Trade Date:             13 December 2001

                Effective Date:         20 December 2001

                Termination Date:       The earlier of (i) 15 December 2006 and
                                        (ii) the date on which the Outstanding
                                        Principal Balance of the Class A-3 notes is reduced to zero.

            Fixed Amounts:

                Fixed Rate Payer:       Party B

                Fixed Rate Payer
                Payment Dates:          Monthly, on the 15th, commencing on 15
                                        February 2002 and ending on the
                                        Termination Date, subject to Modified
                                        Following Business Day Convention.

                Fixed Rate:             3.9875%

                Fixed Rate
                Day Count Fraction:     30/360

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CREDIT | FIRST
SUISSE | BOSTON


        Floating Amounts:

             Floating Rate Payer:            Party A

             Floating Rate Payer
             Payment Dates:                  Monthly, on the 15th, commencing on
                                             15 February 2002 and ending on the
                                             Termination Date, subject to
                                             Modified Following Business Day
                                             Convention.

             Floating Rate for initial
             Calculating Period:             To be determined

             Floating Rate Option:           USD-LIBOR-BBA

             Designated Maturity:            One month

             Spread:                         Plus 0.22%

             Floating Rate
             Day Count Fraction:             Actual/360

             Reset Dates:                    The first day of each Calculation
                                             Period and 20 December 2001 for the
                                             Initial Calculation Period.

             Compounding:                    Inapplicable

             Calculation Period:             With respect to any Fixed Rate
                                             Payer Payment Date or Floating Rate
                                             Payer Payment Date, the related
                                             Class A-3 Interest Accrual Period

             Initial Calculation Period:     From and including, 20 December
                                             2001 to but excluding 15 February
                                             2002.

        Business Days:                       New York and London

        Calculation Agent:                   Party A

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CREDIT | FIRST
SUISSE | BOSTON

3.   Account Details:

            Payments to Party A:           Bank of New York
                                           SWIFT IRVTUS3N
                                           for favour Credit Suisse First Boston
                                           International,
                                           London
                                           A/c No. 8900360968

            Payments to Party B:           To be advised

4. Limitation of Liability. It is expressly understood and agreed by and between the parties hereto that (i) this Confirmation is executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (as defined in the Indenture) in the exercise of the power and authority conferred and vested in it as such Owner Trustee (ii) each of the representations, undertakings and agreements made herein by the Owner Trustee are not personal representations, undertakings and agreements of Wilmington Trust Company, but are binding only on the trust estate created pursuant to the Trust Agreement, (iii) nothing contained herein shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant of the Owner Trustee either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Confirmation.

Credit Suisse First Boston International is regulated by The Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Party B on request.


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CREDIT | FIRST
SUISSE | BOSTON

        Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.


                                        Yours faithfully,

                                        CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                        By its Agent: CREDIT SUISSE FIRST BOSTON
                                        CORPORATION

                                        By: /s/ Lisa F. Lindblom
                                            ------------------------------------
                                            Name:  Lisa F. Lindblom
                                            Title: Vice President



Confirmed as of the date first written above:

Wilmington Trust Company
acting not in its individual capacity,
buy solely as trustee for the
CAPITAL ONE AUTO FINANCE TRUST 2001-B




By:______________________________________
   Name:
   Title:

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